                                                                     EXHIBIT B-2

(EXELON LOGO)
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


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                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.


          VOTE-BY-INTERNET                           VOTE-BY-TELEPHONE
                                      OR
1. LOG ON TO THE INTERNET AND GO TO           1. CALL TOLL-FREE
   HTTP://WWW.EPROXYVOTE.COM/EXC                 1-877-PRX-VOTE (1-877-779-8683)


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
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                                                                            6021
X PLEASE MARK
  VOTES AS IN
  THIS EXAMPLE.


The Board of Directors recommends a vote FOR proposals 1, 2, 3, 4, 5, 6, and 7.

                                                                                                                FOR AGAINST ABSTAIN
                                                                                3. Approval of Amendment        [ ]   [ ]     [ ]
--------------------------------------------    2. Election of Directors           to Amended and Restated
                  EXELON                                                           Articles of Incorporation
--------------------------------------------    (01) E.A.Brennan (04) J.W.Rowe
                                                (02) B.DeMars    (05) R.Rubin   4. Ratification of Independent  [ ]   [ ]     [ ]
                                                (03) N.A.Diaz                      Accountants
                      FOR  AGAINST  ABSTAIN                      FOR  WITHHELD
1. Approval of Share  [ ]    [ ]      [ ]                        [ ]    [ ]     5. Approval of 2006 Long-Term   [ ]   [ ]     [ ]
   Issuance                                                                        Incentive Plan


                                      [ ]                                       6. Approval of Exelon Employee  [ ]   [ ]     [ ]
                                         --------------------------------------    Stock Purchase Plan for
                                         For all nominees except as noted above    Unincorporated Subsidiaries

                                                                                7. Approval to Adjourn or       [ ]   [ ]     [ ]
                                                                                   Postpone Annual Meeting



                                                                                Change of Address/Comments on Reverse Side



                                                                                Please sign this proxy exactly as name appears
                                                                                hereon. When shares are held by joint tenants, both
                                                                                should sign. When signing as attorney,
                                                                                administrator, trustee or guardian, please give full
                                                                                title as such.


Signature: ________________________________ Date:_____________ Signature: ________________________________ Date: _____________

                                ADMISSION TICKET

                 PLEASE DETACH AND BRING THIS TICKET ALONG WITH
                        A PHOTO I.D. FOR ADMISSION TO THE

                               EXELON CORPORATION
                           ANNUAL SHAREHOLDERS MEETING

                              FRIDAY, JULY 22, 2005
                                    9:30 A.M.
                            PECO ENERGY HEADQUARTERS
                               2301 MARKET STREET
                           PHILADELPHIA, PENNSYLVANIA

                         THIS TICKET IS NOT TRANSFERABLE



                                   DETACH HERE
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                             2005 COMMON STOCK PROXY
                               EXELON CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                      FRIDAY, JULY 22, 2005 AT 9:30 A.M. AT
                          THE PECO ENERGY HEADQUARTERS
                               2301 MARKET STREET,
                           PHILADELPHIA, PENNSYLVANIA


PROXY


RANDALL E. MEHRBERG and KATHERINE K. COMBS, or either of them with power of substitution, are hereby appointed proxies to vote as specified all shares of Common Stock which the shareholder(s) named on the reverse side is entitled to vote at the above annual meeting or at any adjournment thereof, and in their discretion to vote upon all other matters as may properly be brought before the meeting.

EquiServe Trust Company, N.A., as Custodian under the Dividend Reinvestment and Employee Stock Purchase Plan, and Exelon Corporation, as Custodian for the 401(k) Employee Savings Plan, are hereby authorized to execute a proxy with identical instructions for any shares of common stock held for the benefit of shareholder(s) named on the reverse side.


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   PLEASE SIGN AND DATE ON THE REVERSE SIDE AND MAIL PROMPTLY IN THE ENCLOSED
    POSTAGE PAID ENVELOPE OR OTHERWISE TO P.O. BOX 8647, EDISON, NEW JERSEY,
                                   08818-8647.
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HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


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